UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 23, 2015

Date of earliest event reported: May 13, 2015

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 5th Avenue, 24th Floor

New York, NY 10017

(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(646) 863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on May 19, 2015 (the “Initial 8-K”), Grow Solutions Holdings, Inc. (the “Company”), acquired One Love Garden Supply LLC, a Colorado limited liability company (“One Love”) pursuant to an Acquisition Agreement and Plan of Merger effective May 13, 2015. The Initial 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of One Love and to present certain unaudited pro forma financial information in connection with the acquisition of One Love. One Love’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheet of One Love as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of the Company and its subsidiaries for the year ended December 31, 2014, giving effect to the acquisition of One Love are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

2

(d) Exhibits.

Exhibit No.

2.1	Form of Acquisition Agreement and Plan of Merger by and among LightTouch Vein & Laser, Inc., Grow Solutions Acquisition LLC, One Love Garden Supply LLC and all of the members of One Love Garden Supply LLC (incorporated herein by reference to Exhibit 2.1 of the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 20, 2015)

4.1	Form of Promissory Note (incorporated herein by reference to Exhibit 2.1 of the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 20, 2015)

10.1	Form of Employment Agreement by and between Grow Solutions Holdings, Inc. and Michael Leago (incorporated herein by reference to Exhibit 2.1 of the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 20, 2015)

23.1	Consent of KLJ & Associates LLP

99.1	Audited consolidated balance sheet of One Love Garden Supply as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report

99.2	Unaudited pro forma condensed combined balance sheet of Grow Solutions Holdings, Inc. and its subsidiaries as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of Grow Solutions Holdings, Inc. and its subsidiaries for the year ended December 31, 2014, giving effect to the acquisition of One Love Garden Supply LLC

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Solutions Holdings, Inc.

Date: July 23, 2015	By:	/s/ Jeffrey Beverly
Jeffrey Beverly Chief Executive Officer